SUBSCRIBER: David C. Brown

LASER ENERGETICS, INC.
3535 Quakerbridge Road, Suite 601
Mercerville, New Jersey 08619

                             SUBSCRIPTION AGREEMENT

      Dr. David Brown, hereby agrees to purchase an aggregate of 1,416,667 shares of Class A Common Stock, par value $0.001 per share (the "Shares"), of Laser Energetics, Inc., an Oklahoma corporation (the "Company"), for an aggregate purchase price of $ 400,000 (the "Offer"). After adjusting for the Company's planned 3.4018426555 for one stock split (for which the Company's Board of Directors has fixed prior to the opening of business on July 7, 2005 as the record date), the purchase price of the Shares in the Offer will be $0.083 per share, however, prior to the record date, the purchase price will be $0.282352940 per share. The Offer is part of a private placement offering (the "Private Placement") by the Company to raise up to an aggregate of $5,000,000 (the "Maximum Private Placement") on the same terms and conditions as the Offer.

1.    I hereby represent the following:

      (a) I have been given the opportunity to ask questions of and receive answers from Company management concerning the Company, the Shares and the Offer and to examine such books, records and other documents of the Company as I have desired.

      (b) I have sought such legal, accounting, business and tax advice as I have considered necessary to make an informed investment decision regarding the Offer.

      (c) I am familiar with the past and proposed activities of the Company, recognize that the Company has only 6 years of operating history in the business activities in which it proposes to engage, and realize that an investment in the Shares involves a high degree of risk.

      (d) I have sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the prospective investment in the Shares and of making an informed investment decision with respect thereto.

2.    I hereby acknowledge that, except as set forth in Section 3 below:

      (a) there will be no public market for the Shares;

      (b) it may not be possible to readily liquidate my investment;

      (c) the Shares have not been registered under the Securities Act of 1933

(the "'33 Act") or the applicable State law based on the exemptions from registration contained in Section 4(2) of the '33 Act or Rule 506 promulgated thereunder, and the Company is relying in part on the truthfulness of my respresentations contained herein (including without limitation ss. 4 hereof) in determining the availability of such exemptions from registration;

      (d) The Company does not intend to register the Shares under the '33 Act or to supply the information required to enable me to make a sale of the Shares under Rule 144 promulgated under the Act;

      (e) the Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the '33 Act and applicable State law, pursuant to registration or exemption therefrom; and

      (f) neither the Securities and Exchange Commission nor the securities commissioner of the applicable State has recommended or endorsed the purchase of the Shares.

3. Subject to my execution of all Lock-up Agreements (as defined below), the Company agrees to file a registration statement on Form SB-2 covering the re-sale of the Shares with the Securities and Exchange Commission, if and when the Company files a registration statement on Form SB-2 covering the re-sale of the shares of Class A Common Stock of the Company held by iVoice, Inc. Contemporaneously with the execution of this Subscription Agreement, I agree to execute the Lock-Up Agreement in the form of Exhibit "A" attached hereto, and agree to execute such other agreement restricting the transfer of the Shares as required by Cornell Capital Partners, LP, or any of its successors or assigns or substituted lenders or investors of the Company (collectively, the "Lock-up Agreements").

4. I represent and warrant that I am an "Accredited Investor" as defined in Rule 501(a) of Regulation D because (check applicable item):

            |X| My net worth, or the joint net worth of myself and my spouse, currently exceeds $1,000,000 and will exceed $1,000,000 at the time of purchase of the Shares;

            |_| My individual pre-tax income (exclusive of my spouse's income) exceeded $200,000 in each of the last two years, or the joint income of myself and my spouse exceeded $300,000 in each of the last two years, and I, or my spouse and I, reasonably expect to reach such an income level in the current year; or

            |_| The undersigned is a domestic bank, whether acting in its individual fiduciary capacity; a domestic insurance company; an investment company registered under the Investment Company Act of 1940 (the "1940 Act"), or business development company as defined in the 1940 Act; a Small Business Investment Company licensed by the U.S. Small Business Administration; an employee benefit plan within the meaning of Title 1 of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that meet the qualifications of (a) above, a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940; an entity described in Section 501(c)(3) of the Internal Revenue Code, not formed for the purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person.

5. I am a legal resident of the state listed as my "Mailing Address" on the signature page of this Subscription Agreement.

6. I am acquiring the Shares purely for investment purposes for my own account and not for resale or distribution, and I have not entered into any other agreement, understanding, commitment or other arrangement with any person regarding transfer of the Shares.

7. I will promptly execute such other instruments or documents as the Company's management may reasonably require in connection with a purchase of the Shares, and I will promptly provide all personal and financial information which the Company's management deems necessary or appropriate in connection with a purchase of the Shares.

8. I understand that this Offer has not been reviewed by the Securities and Exchange Commission or the securities regulatory authorities of the applicable State. All documents, records and books pertaining to this investment have been made available for inspection by me and my attorneys, accountants, business advisors and tax advisors, and I understand that the books and records of the Company will be available for inspection by investors and their advisors.

9. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York.

10. The provisions of this Subscription Agreement may not be modified or waived except in writing signed by me and the Company.

11. I understand that there are 31,715,996 shares of Class A Common Stock and 3,025,000 shares of Class B Common Stock issued and outstanding immediately prior to the Private Placement, and there could be up to an additional 17,708,331 shares of Class A Common Stock outstanding assuming the completion of the Maximum Private Placement. I further understand that the Company is planning a 3.4018426555 for one stock split, pro forma which there were 107,892,827 shares of Class A Common Stock issued and outstanding immediately prior to the Private Placement, and there could be issued up to an additional 60,240,964 shares of Class A Common Stock in the Maximum Private Placement. I acknowledge that as a shareholder of the Company I will not have any preemptive rights with regard to additional securities to be issued by the Company and that accordingly my proportional share of the outstanding shares of the Common Stock will decrease following each new issuance of Common Stock by the Company.

12. I have not and will not rely on any representations or warranties other than those contained herein.

13. This Subscription Agreement contains the entire agreement between the parties. Provisions of this Subscription Agreement may not be modified or waived, except in a writing signed by both parties.

                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the undersigned have executed this Subscription Agreement as of the 21 day of July, 2005.

                                    Signature of Subscriber


                                    /s/ David C. Brown
                                    --------------------------------------------

                                    Print name: David C. Brown
                                                --------------------------------

                                    material omitted pursuant to
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                                    Street Address

                                    confidentiality request
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                                    City, State, Zip Code


                                    --------------------------------------------
                                    Telephone Number


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                                    Social Security or Tax Identification Number

Subscription accepted and agreed to:
LASER ENERGETICS, INC.


By: /s/ Robert D. Battis
    --------------------------------
    Robert D. Battis
    President/CEO

                                                      SUBSCRIBER: DAVID C. BROWN

LASER ENERGETICS, INC.
3535 Quakerbridge Road, Suite 601
Mercerville, New Jersey 08619

                             SUBSCRIPTION AGREEMENT

      I, hereby agrees to purchase an aggregate of 354,107.64 shares of Class A Common Stock, par value $0.001 per share (the "Shares"), of Laser Energetics, Inc., an Oklahoma corporation (the "Company"), for an aggregate purchase price of $100,000 (the "Offer"). After adjusting for the Company's planned
3.4018426555 for one stock split (for which the Company's Board of Directors has fixed a record date of June 27, 2005), the purchase price of the Shares in the Offer will be $0.083 per share, however, prior to the record date, the purchase price will be $0.282352940 per share. The Offer is part of a private placement offering (the "Private Placement") by the Company to raise up to an aggregate of $5,000,000 (the "Maximum Private Placement") on the same terms and conditions as the Offer.

1.    I hereby represent the following:

      (a) I have been given the opportunity to ask questions of and receive answers from Company management concerning the Company, the Shares and the Offer and to examine such books, records and other documents of the Company as I have desired.

      (b) I have sought such legal, accounting, business and tax advice as I have considered necessary to make an informed investment decision regarding the Offer.

      (c) I am familiar with the past and proposed activities of the Company, recognize that the Company has only 6 years of operating history in the business activities in which it proposes to engage, and realize that an investment in the Shares involves a high degree of risk.

      (d) I have sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of the prospective investment in the Shares and of making an informed investment decision with respect thereto.

2.    I hereby acknowledge that, except as set forth in Section 3 below:

      (a) there will be no public market for the Shares;

      (b) it may not be possible to readily liquidate my investment;

      (c) the Shares have not been registered under the Securities Act of 1933 (the "'33 Act") or the applicable State law based on the exemptions from registration contained in Section 4(2) of the '33 Act or Rule 506 promulgated thereunder, and the Company is relying in part on the truthfulness of my respresentations contained herein (including without limitation ss. 4 hereof) in determining the availability of such exemptions from registration;

      (d) The Company does not intend to register the Shares under the '33 Act or to supply the information required to enable me to make a sale of the Shares under Rule 144 promulgated under the Act;

      (e) the Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the '33 Act and applicable State law, pursuant to registration or exemption therefrom; and

      (f) neither the Securities and Exchange Commission nor the securities commissioner of the applicable State has recommended or endorsed the purchase of the Shares.

3. Subject to my execution of all Lock-up Agreements (as defined below), the Company agrees to file a registration statement on Form SB-2 covering the re-sale of the Shares with the Securities and Exchange Commission, if and when the Company files a registration statement on Form SB-2 covering the re-sale of the shares of Class A Common Stock of the Company held by iVoice, Inc. Contemporaneously with the execution of this Subscription Agreement, I agree to execute the Lock-Up Agreement in the form of Exhibit "A" attached hereto, and agree to execute such other agreement restricting the transfer of the Shares as required by Cornell Capital Partners, LP, or any of its successors or assigns or substituted lenders or investors of the Company (collectively, the "Lock-up Agreements").

4. I represent and warrant that I am an "Accredited Investor" as defined in Rule 501(a) of Regulation D because (check applicable item):

            |X| My net worth, or the joint net worth of myself and my spouse, currently exceeds $1,000,000 and will exceed $1,000,000 at the time of purchase of the Shares;

            |_| My individual pre-tax income (exclusive of my spouse's income) exceeded $200,000 in each of the last two years, or the joint income of myself and my spouse exceeded $300,000 in each of the last two years, and I, or my spouse and I, reasonably expect to reach such an income level in the current year; or

            |_| The undersigned is a domestic bank, whether acting in its individual fiduciary capacity; a domestic insurance company; an investment company registered under the Investment Company Act of 1940 (the "1940 Act"), or business development company as defined in the 1940 Act; a Small Business Investment Company licensed by the U.S. Small Business Administration; an employee benefit plan within the meaning of Title 1 of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that meet the qualifications of (a) above, a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940; an entity described in Section 501(c)(3) of the Internal Revenue Code, not formed for the purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person.

5. I am a legal resident of the state listed as my "Mailing Address" on the signature page of this Subscription Agreement.

6. I am acquiring the Shares purely for investment purposes for my own account and not for resale or distribution, and I have not entered into any other agreement, understanding, commitment or other arrangement with any person regarding transfer of the Shares.

7. I will promptly execute such other instruments or documents as the Company's management may reasonably require in connection with a purchase of the Shares, and I will promptly provide all personal and financial information which the Company's management deems necessary or appropriate in connection with a purchase of the Shares.

8. I understand that this Offer has not been reviewed by the Securities and Exchange Commission or the securities regulatory authorities of the applicable State. All documents, records and books pertaining to this investment have been made available for inspection by me and my attorneys, accountants, business advisors and tax advisors, and I understand that the books and records of the Company will be available for inspection by investors and their advisors.

9. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York.

10. The provisions of this Subscription Agreement may not be modified or waived except in writing signed by me and the Company.

11. I understand that there are 31,715,996 shares of Class A Common Stock and 3,025,000 shares of Class B Common Stock issued and outstanding immediately prior to the Private Placement, and there could be up to an additional 17,708,331 shares of Class A Common Stock outstanding assuming the completion of the Maximum Private Placement. I further understand that the Company is planning a 3.4018426555 for one stock split, pro forma which there were 107,892,827 shares of Class A Common Stock issued and outstanding immediately prior to the Private Placement, and there could be issued up to an additional 60,240,964 shares of Class A Common Stock in the Maximum Private Placement. I acknowledge that as a shareholder of the Company I will not have any preemptive rights with regard to additional securities to be issued by the Company and that accordingly my proportional share of the outstanding shares of the Common Stock will decrease following each new issuance of Common Stock by the Company.

12. I have not and will not rely on any representations or warranties other than those contained herein.

13. This Subscription Agreement contains the entire agreement between the parties. Provisions of this Subscription Agreement may not be modified or waived, except in a writing signed by both parties.

                  [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the undersigned have executed this Subscription Agreement as of the 16 day of June, 2005.

                                    Signature of Subscriber


                                    /s/ David C. Brown
                                    --------------------------------------------

                                    Print name: DAVID C. BROWN
                                                --------------------------------

                                    material omitted pursuant to
                                    --------------------------------------------
                                    Street Address

                                    confidentiality request
                                    --------------------------------------------
                                    City, State, Zip Code


                                    --------------------------------------------
                                    Telephone Number


                                    --------------------------------------------
                                    Social Security or Tax Identification Number

Subscription accepted and agreed to:
LASER ENERGETICS, INC.


By: /s/ Robert D. Battis
    --------------------------------
    Robert D. Battis
    President/CEO